Restricted Net Assets	12 Months Ended
Dec. 31, 2010
Restricted Net Assets [Abstract]
Restricted Net Assets
(20) Restricted Net Assets
Relevant PRC statutory laws and regulations permit payments of dividends by the Group’s PRC subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. As a result of these PRC laws and regulations, the Group’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets either in the form of dividends, loans or advances. As of December 31, 2009 and 2010, the Company had restricted net assets of RMB1,233,052 and RMB1,490,552, respectively, which were not eligible to be distributed. These amounts were comprised of the registered capital of the Company’s PRC subsidiaries and the statutory reserves disclosed in Note 14.